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                                                                    Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 333-31751, 333-67265 and 333-62618.


                                                         /s/ Arthur Andersen LLP

Boston, Massachusetts
March 21, 2002